       1                                                             Exhibit 4.2


                     SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND
                     ---------------------------------------------
             SECOND AMENDMENT TO THE STANDBY LETTER OF CREDIT AGREEMENT
             ----------------------------------------------------------


     SEVENTH AMENDMENT, dated as of August 1, 1994 (this Seventh Amendment"), to the Amended and Restated Credit Agreement, dated as of March 8, 1993 (as heretofore amended, the "Credit Agreement"), among Payless Cashways, Inc., an Iowa corporation (the "Borrower"), the banks and other financial institutions parties thereto (the "Banks"), Canadian Imperial Bank of Commerce, New York Agency ("CIBC"), as Administrative Agent (in such capacity, the "Administrative Agent") and as Collateral Agent (in such capacity, the "Collateral Agent"), CIBC, The Bank of Nova Scotia and NationsBank of Texas, N.A., as Managing Agents (in such capacity, the "Managing Agents") and Bank of America National Trust and Savings Association, as Co-Agent (in such capacity, the "Co-Agent"); and

     SECOND AMENDMENT, dated as of August 1, 1994 (this "Second Amendment"), to the Standby Letter of Credit Issuance and Reimbursement Agreement, dated as of February 14, 1994 (the "Standby Letter of Credit Agreement"), among the Borrower, the banks and other financial institutions parties thereto (the "Standby Letter of Credit Banks") and CIBC, as Issuing Bank (in such capacity, the "Issuing Bank").


                                  W I T N E S S E T H :
                                  - - - - - - - - - -

     WHEREAS, the Borrower, the Banks, the Administrative Agent, the Collateral Agent, the Letter of Credit Bank, the Managing Agents and the Co-Agent are parties to the Credit Agreement, and the Issuing Bank and the Standby Letter of Credit Banks are parties to the Standby Letter of Credit Agreement;

     WHEREAS, certain provisions of the Credit Agreement are incorporated by reference into the Standby Letter of Credit Agreement;

     WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement and the Standby Letter of Credit Banks amend the Standby Letter of Credit Agreement in the manner set forth below; and

     WHEREAS, the Banks and the Standby Letter of Credit Banks are willing to accede to the requests of the Borrower upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrower, the Banks, the Administrative Agent, the Collateral Agent, the Letter of Credit

Bank, the Managing Agents, the Co-Agent, the Issuing Bank and the Standby Letter of Credit Banks hereby agree as follows:


     SECTION I.  DEFINED TERMS
                 -------------

     Unless otherwise defined herein, terms defined in the Credit Agreement or the Standby Letter of Credit Agreement and used herein are so used as so defined.


     SECTION II.  AMENDMENTS TO THE CREDIT AGREEMENT
                  ----------------------------------

     1. Definitions. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following terms in their proper alphabetic locations:
          "'1994 Bank' has the meaning assigned to the term "Bank" in the 1994 Credit Agreement.

          '1994 Commitments' means the Commitments (as defined in the 1994 Credit Agreement) under the 1994 Credit Agreement, or after the expiration or the termination of such Commitments, the outstanding Term Loans (as defined in the 1994 Credit Agreement) under the 1994 Credit Agreement.".

          (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Required Accelerating Banks" therefrom and substituting, in lieu thereof, the following:

          "'Required Accelerating Banks' means at any time the Required Banks; provided that for the purposes of this definition of Required Accelerating Banks only, the Standby Commitments of the Standby Participating Banks and the 1994 Commitments of the 1994 Banks, respectively, shall be disregarded in any calculation of the Required Banks at any time after the obligations under the Standby Letter of Credit Agreement or the 1994 Credit Agreement, respectively, shall have been accelerated.".

          c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Required Banks" therefrom and substituting, in lieu thereof, the following:

          "'Required Banks' means at any time Banks, Standby Participating Banks and 1994 Banks having an aggregate amount of the Revolving Commitments, Term Loan Commitments (or, after the Term Loan Commitments expire, are terminated or are fully utilized, Term Loans), Standby Commitments and 1994 Commitments which constitute at least 51% of the aggregate amount of all Revolving Commitments, Term Loan Commitments (or, after the Term Loan Commitments expire, are terminated or are fully utilized, Term Loans), Standby Commitments and 1994 Commitments then in effect or outstanding; provided that for the purposes of this definition, (a) the Commitments of any Bank shall be disregarded if and for so long as such Bank (each, a "Defaulting Bank") shall have not theretofore made available to (i) the Administrative Agent its pro rata share of a given Borrowing in accordance with Section 2.02(c) or (ii) the Letter of Credit Bank its pro rata share of a given unreimbursed reimbursement obligation in accordance with Section 3.04, (b) the Standby Commitment of any Standby Participating Bank shall be disregarded if and for so long as such Standby Participating Bank is a Defaulting Standby Participating Bank and (c) the 1994 Commitment of any 1994 Bank shall be disregarded if and for so long as such 1994 Bank is a Defaulting Bank (as defined in the 1994 Credit Agreement).".


     2. Amendments and Waivers. (a) Section 10.05 of the Credit Agreement is hereby amended by deleting that portion of the proviso to such section beginning with the word "provided" and ending with the designation "(i)" and substituting the following therefor:

     "provided that no such amendment or waiver shall, unless signed by all the Banks (other than Defaulting Banks) affected thereby, all the Standby Participating Banks (other than Defaulting Standby Participating Banks) affected thereby and all the 1994 Banks (other than Defaulting Banks (as defined in the 1994 Credit Agreement)) affected thereby, (i)".

     (b) Section 10.05 of the Credit Agreement is hereby further amended by deleting clause (vi) of the proviso to such section and substituting the following therefor:

     "(vi) change the percentage of the Revolving Commitments, Tranche A Term Commitments, Tranche B Term Commitments, Standby Commitments, 1994 Commitments or the aggregate unpaid principal amount of the Notes or of the Term Notes (as defined in the 1994 Credit Agreement), or the number of Banks, Standby Participating Banks or 1994 Banks, which shall be required for the Administrative Agent, the Managing Agents, the Administrative Agent under the 1994 Credit Agreement, the Issuing Bank under the Standby Letter of Credit Agreement, the Banks, the Standby Participating Banks and the 1994 Banks or any of them to take any action under this Section or any other provision of this Agreement,".

     (c) Section 10.05 of the Credit Agreement is hereby further amended by inserting at the end of such section the following:

     "Without limitation of any other events or conditions by which any Bank, Standby Participating Bank or 1994 Bank may not be "affected" within the meaning of the immediately preceding proviso, (x) no Standby Participating Bank or 1994 Bank shall be deemed to be "affected" by any of the events or conditions specified in clauses (i), (ii), (iii) or

     (viii) of this Section 10.05 and (y) no 1994 Bank shall be deemed to be "affected" by any of the events or conditions specified in clause (vii) of this Section 10.05."

     3. Successors and Assigns. Section 10.06(a) of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) thereof in their entireties and substituting the following therefor:

     "(i) Section 10.05 and the definition of "Required Banks" shall inure to the benefit of and be enforceable by the Standby Participating Banks and the 1994 Banks and (ii) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank, each Standby Participating Bank and each 1994 Bank.".


     SECTION III.   AMENDMENTS TO THE STANDBY LETTER OF CREDIT AGREEMENT
                    ----------------------------------------------------

          1. Definitions. (a) Section 1.01 of the Standby Letter of Credit Agreement is hereby amended by deleting the definition of "Required Acceleration Lenders" therefrom and substituting, in lieu thereof, the following:

          "'Required Accelerating Lenders' means at any time the Required Banks; provided that for the purposes of this definition of Required Accelerating Lenders only, the Revolving Commitments, Term Loan Commitments and Term Loans of the Banks and the 1994 Commitments of the 1994 Banks, respectively, shall be disregarded in any calculation of the Required Banks at any time after the obligations under the Credit Agreement or the 1994 Credit Agreement, respectively, shall have been accelerated.".

     2. Amendments and Waivers. (a) Section 9.05 of the Standby Letter of Credit Agreement is hereby amended by deleting that portion of the proviso to such section beginning with the word "provided" and ending with the designation "(i)" and substituting the following therefor:

     "provided that no such amendment or waiver shall, unless signed by all the Participating Banks (other than Defaulting Participating Banks) affected thereby, all the Banks (other than Defaulting Banks) affected thereby and all the 1994 Banks (other than Defaulting Banks (as defined in the 1994 Credit Agreement)) affected thereby, (i)".

     (b) Section 9.05 of the Standby Letter of Credit Agreement is hereby further amended by deleting clause (vi) of the proviso to such section and substituting the following therefor:

     "(vi) change the percentage of the Standby Commitments, Revolving
      Commitments, Tranche A Term Commitments, Tranche B

     Term Commitments or 1994 Commitments or the aggregate unpaid principal amount of the Notes or of the Term Notes (as defined in the 1994 Credit Agreement), or the number of Participating Banks, Banks or 1994 Banks, which shall be required for the Administrative Agent, the Managing Agents, the Administrative Agent under the 1994 Credit Agreement, the Issuing Bank, the Participating Banks, the Banks and the 1994 Banks or any of them to take any action under this Section or any other provision of this Agreement,".

     (c) Section 9.05 of the Standby Letter of Credit Agreement is hereby further amended by inserting at the end of such section the following:

     "Without limitation of any other events or conditions by which any Bank, Participating Bank or 1994 Bank may not be "affected" within the meaning of the immediately preceding proviso, (x) no Bank or 1994 Bank shall be deemed to be "affected" by any of the events or conditions specified in clauses
     (i), (ii), (iii) or (viii) of this Section 9.05 and (y) no 1994 Bank shall be deemed to be "affected" by any of the events or conditions specified in clause (vii) of this Section 9.05."

     3. Successors and Assigns. Section 9.06(a) of the Standby Letter of Credit Agreement is hereby amended by deleting clauses (i) and (ii) thereof in their entireties and substituting the following therefor:

     "(i) Section 9.05 and the definition of "Required Banks" as incorporated by reference to the Credit Agreement shall inure to the benefit of and be enforceable by the Banks and the 1994 Banks and (ii) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Participating Bank, each Bank and each 1994 Bank.".

     SECTION IV.   CONDITIONS PRECEDENT
                   --------------------

     The amendments contained in this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement shall become effective on and as of the date on which the following conditions precedent are satisfied:

     1. Amendment. The Administrative Agent and the Issuing Bank shall have received counterparts of this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement duly executed by the Borrower and each of the Banks and each of the Standby Letter of Credit Banks.

     2. Consent of Guarantor. Somerville shall have executed this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement, in the appropriate space below the caption "Consent of Guarantor" on the signature pages hereto.

     3. Amendment to 1994 Agreement. The Administrative Agent and the Issuing Bank shall have received counterparts of the amendment to the 1994 Agreement, substantially in the form previously provided to the Banks and Standby Letter of Credit Banks, duly executed by the Borrower and each of the 1994 Banks.

     SECTION V.  MISCELLANEOUS
                 -------------

     1. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement and Section 5 of the Standby Letter of Credit Agreement, provided that all references in said Sections 6 and 5 to the "Agreement" shall be deemed to be references to the Credit Agreement and the Standby Letter of Credit Agreement, respectively, as amended by this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement.


     2. Limited Effect. This Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement is limited precisely as written and shall not be deemed (a) to be a consent to any modification or amendment of any other term or condition of the Credit Agreement, the Standby Letter of Credit Agreement or of any other term or condition of the instruments or agreements referred to therein or (b) to prejudice any other right or rights that the Administrative Agent, the Collateral Agent, the Managing Agents, the Co-Agent, any Bank, the Issuing Bank or any Standby Letter of Credit Bank may now have or may have in the future under or in connection with the Credit Agreement, the Standby Letter of Credit Agreement or the agreements referred to therein. Except as expressly amended and modified by this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement, all of the provisions and covenants of the Credit Agreement and the Standby Letter of Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

     3. Counterparts. This Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4. GOVERNING LAW. THIS SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND SECOND AMENDMENT TO THE STANDBY LETTER OF CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5. Expenses. The Borrower agrees to pay or reimburse CIBC, in its capacity as Administrative Agent and Issuing Bank, for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement, including, without limitation, the reasonable fees and disbursements of counsel to CIBC in its capacity as Administrative Agent and Issuing Bank. The Borrower expressly acknowledges and further agrees that nothing in the preceding sentence shall be construed to limit in any way the provisions of Section 10.03 of the Credit Agreement or
Section 9.03 of the Standby Letter of Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             PAYLESS CASHWAYS, INC.


                                             By: s/Stephen A. Lightstone
                                                 -------------------------------
                                                 Title:  Sr. Vice President-
                                                           Finance

BANKS PARTIES TO THE CREDIT AGREEMENT:

                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE, NEW YORK AGENCY,
                                               as Administrative Agent,
                                               Collateral Agent, Managing
                                               Agent and Letter of Credit
                                               Bank


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA,
                                               as Managing Agent and Bank


                                             By: s/Amanda Norsworthy
                                                 -------------------------------
                                                 Title: Assistant Agent

                                             NATIONSBANK OF TEXAS, N.A.,
                                               as Managing Agent and Bank


                                             By: s/Perry B. Stephenson
                                                 -------------------------------
                                                 Title: Sr. Vice President


                                             BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION,
                                               as Co-Agent and Bank


                                             By: s/Burton Queen
                                                 -------------------------------
                                                 Title: Vice President

                                             CIBC INC.


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Vice President

                                             ABN AMRO BANK N.V.


                                             By: s/Jeffrey D. Dodd
                                                 -------------------------------
                                                 Title: V.P.


                                             By: s/R. Michael Schwartz
                                                 -------------------------------
                                                 Title: V.P.

                                             BANCA COMMERCIALE
                                               ITALIANA


                                             By: s/Julian M. Teodori
                                                 -------------------------------
                                                 Title:Sr.Vice Pres./Branch Mgr.


                                             By: s/Diana R. Lamb
                                                 -------------------------------
                                                 Title: Vice President

                                             BANK OF MONTREAL


                                             By: s/Jonathan D. Hook
                                                 -------------------------------
                                                 Title: Director

                                             THE BANK OF NEW YORK


                                             By: s/David S. Stueber
                                                 -------------------------------
                                                 Title: Vice President

                                             BOATMEN'S FIRST NATIONAL
                                               BANK OF KANSAS CITY


                                             By: s/Thomas J. Butkus
                                                 -------------------------------
                                                 Title: Vice President

                                             BANQUE PARIBAS

                                             By: s/Robert E. Taubenheim
                                                 -------------------------------
                                                 Title: Group Vice President


                                             By: s/Peter Toal
                                                 -------------------------------
                                                 Title: Regional General Manager

                                             DAI-ICHI KANGYO BANK
                                               LTD., CHICAGO BRANCH


                                             By: s/Tetsuya Kaneko
                                                 -------------------------------
                                                 Title: Vice President

                                             FIRST BANK NATIONAL
                                               ASSOCIATION


                                             By: s/Merri Bernhardson
                                                 -------------------------------
                                                 Title: Vice President

                                             THE FUJI BANK, LIMITED,
                                               CHICAGO BRANCH


                                             By: s/Hidekazu Seo
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE INDUSTRIAL BANK OF
                                               JAPAN, LTD.


                                             By: s/Hiroaki Nakamura
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE MITSUBISHI BANK, LTD.


                                             By: s/Hiroaki Fuchida
                                                 -------------------------------
                                                 Title: Vice President, Manager

                                             MITSUI NEVITT CAPITAL
                                               CORPORATION


                                             By: s/Dan Jozefov
                                                 -------------------------------
                                                 Title: Vice President

                                             MITSUBISHI TRUST AND
                                               BANKING CORPORATION


                                             By: s/Masaaki Yamagishi
                                                 -------------------------------
                                                 Title: Chief Manager

                                             NATIONAL CITY BANK


                                             By: s/J. Runk, Jr.
                                                 -------------------------------
                                                 Title: Account Rep.

                                             PILGRIM PRIME RATE TRUST


                                             By: s/Michael Hatley
                                                 -------------------------------
                                                 Title: Asst. Portfolio Mgr.

                                             THE SUMITOMO BANK, LTD.


                                             By: s/Katsuyasu Iwasawa
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             UNION BANK


                                             By: s/Cecilia M. Valente
                                                 -------------------------------
                                                 Title: Vice President

                                             UNITED STATES NATIONAL
                                               BANK OF OREGON


                                             By: s/Blake R. Howells
                                                 -------------------------------
                                                 Title: Vice President

                                             VAN KAMPEN MERRITT
                                               PRIME RATE INCOME TRUST


                                             By: s/Jeffrey W. Maillet
                                                 -------------------------------
                                                 Title:Vice Pres.&Portfolio Mgr.

BANKS PARTIES TO THE STANDBY LETTER OF CREDIT AGREEMENT:


                                             CANADIAN IMPERIAL BANK OF
                                               COMMERCE, NEW YORK AGENCY,
                                               as Issuing Bank

                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA


                                             By: s/Amanda Norsworthy
                                                 -------------------------------
                                                 Title: Assistant Agent

                                             NATIONSBANK OF TEXAS, N.A.


                                             By: s/Perry B. Stephenson
                                                 -------------------------------
                                                 Title: Sr. Vice President

                                             BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION


                                             By: s/Burton Queen
                                                 -------------------------------
                                                 Title: Vice President

                                             CIBC INC.


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Vice President

                                             ABN AMRO BANK N.V.


                                             By: s/Jeffrey D. Dodd
                                                 -------------------------------
                                                 Title: V.P.


                                             By: s/R. Michael Schwartz
                                                 -------------------------------
                                                 Title: V.P.

                                             BANCA COMMERCIALE
                                               ITALIANA


                                             By: s/Julian M. Teodori
                                                 -------------------------------
                                                 Title:Sr.Vice Pres./Branch Mgr.


                                             By: s/Diana R. Lamb
                                                 -------------------------------
                                                 Title: Vice President

                                             BANK OF MONTREAL


                                             By: s/Jonathan D. Hook
                                                 -------------------------------
                                                 Title: Director

                                             THE BANK OF NEW YORK


                                             By: s/David S. Stueber
                                                 -------------------------------
                                                 Title: Vice President

                                             BOATMEN'S FIRST NATIONAL
                                               BANK OF KANSAS CITY


                                             By: s/Thomas J. Butkus
                                                 -------------------------------
                                                 Title: Vice President

                                             BANQUE PARIBAS


                                             By: s/Robert E. Taubenheim
                                                 -------------------------------
                                                 Title: Group Vice President


                                             By: s/Peter Toal
                                                 -------------------------------
                                                 Title: Regional General Manager

                                             DAI-ICHI KANGYO BANK
                                               LTD., CHICAGO BRANCH


                                             By: s/Tetsuya Kaneko
                                                 -------------------------------
                                                 Title: Vice President

                                             FIRST BANK NATIONAL
                                               ASSOCIATION


                                             By: s/Merri Bernhardson
                                                 -------------------------------
                                                 Title: Vice President

                                             THE FUJI BANK, LIMITED,
                                               CHICAGO BRANCH


                                             By: s/Hidekazu Seo
                                                 -------------------------------
                                                 Title: Joint General Manager


                                             THE INDUSTRIAL BANK OF
                                               JAPAN, LTD.


                                             By: s/Hiroaki Nakamura
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE MITSUBISHI BANK, LTD.


                                             By: s/Hiroaki Fuchida
                                                 -------------------------------
                                                 Title: Vice President, Mgr.

                                             MITSUI NEVITT CAPITAL
                                               CORPORATION

                                             By: s/Dan Jozefov
                                                 -------------------------------
                                                 Title: Vice President


                                             MITSUBISHI TRUST AND
                                               BANKING CORPORATION


                                             By: s/Masaaki Yamagishi
                                                 -------------------------------
                                                 Title: Chief Manager


                                             NATIONAL CITY BANK


                                             By: s/J. Runk, Jr.
                                                 -------------------------------
                                                 Title: Account Rep.


                                             THE SUMITOMO BANK, LTD.


                                             By: s/Katsuyasu Iwasawa
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             UNION BANK


                                             By: s/Cecilia M. Valente
                                                 -------------------------------
                                                 Title: Vice President

                                             UNITED STATES NATIONAL
                                               BANK OF OREGON


                                             By: s/Blake R. Howells
                                                 -------------------------------
                                                 Title: Vice President

                                   CONSENT OF GUARANTOR
                                   --------------------

          The undersigned, pursuant to the Amended and Restated Guarantee, dated as of March 15, 1993, made by the undersigned in favor of Canadian Imperial Bank of Commerce, New York Agency, as Collateral Agent for the Banks, hereby consents to the provisions of the above Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement and agrees that the Amended and Restated Guarantee remains in full force and effect after giving effect to the above Seventh Amendment to the Credit Agreement and Second Amendment to the Standby Letter of Credit Agreement.

                                             SOMERVILLE LUMBER AND SUPPLY
                                               CO., INC.

                                             By: s/Stephen A. Lightstone
                                                 -------------------------------
                                                 Title: Treasurer